MML SERIES INVESTMENT FUND

Supplement dated December 8, 2014 to the

Prospectus dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

Effective December 16, 2014, the name of the MML PIMCO Total Return Fund (the “Fund”) will be changed to the MML Total Return Bond Fund.

Effective December 16, 2014, Metropolitan West Asset Management, LLC (“MetWest”) will replace Pacific Investment Management Company LLC (“PIMCO”) as subadviser to the Fund.

Effective December 16, 2014, the following information will replace the information found on page 81 under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II		Service Class I
Management Fee	.50%		.50%
Distribution and Service (Rule 12b-1) Fees	N/A		.25%
Other Expenses	.19%		.19%
Total Annual Fund Operating Expenses	.69%		.94%
Fee Waiver and Expense Reimbursement	(.09%	)	(.09%	)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement(1)	.60%		.85%

(1)

The expenses in the above table reflect a written agreement by MML Advisers to (i) waive .05% of the management fees of the Fund and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2016, to the extent that Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement would otherwise exceed .60% and .85% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$61	$208	$372	$847
Service Class I	$87	$287	$508	$1,143

Effective December 16, 2014, the following information will replace the information found under Principal Investment Strategies on pages 81-82 for the Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and Rule 144A securities. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). The subadviser focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.

The Fund may invest up to 20% of its net assets in below investment grade fixed income securities (“junk” or “high yield” bonds), including securities in default and bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser considers doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars. The Fund may also invest up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars and up to 10% of its total assets in emerging market foreign securities.

The Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.

The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

MetWest intends for the Fund’s portfolio duration to be between two to eight years. The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

MetWest employs a value-oriented fixed income management philosophy with a goal of consistently outperforming the portfolio benchmark while maintaining volatility similar to the benchmark. The investment process is predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one year range around the benchmark the duration should be established. Then comes a determination of how the overall average duration is to be effected – with a concentration of intermediate maturity issues or a combination of long- and short-term issues. The relative value decision regarding where to overweight/underweight sectors, including governments, agencies, corporates, mortgages, or asset-backed securities, is dependent on the current market environment. Bottom-up security selection involves the day-to-day fundamental analysis of available bond market opportunities, while execution is characterized by the aggressive and informed negotiation of the prices at which transactions take place.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Effective December 16, 2014, the following information will supplement the information found under Principal Risks on pages 83 and 84 for the Fund:

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Effective December 16, 2014, the following Principal Risks found on pages 83 and 84 for the Fund will be deleted:

Convertible Securities Risk, Preferred Stock Risk, and Reverse Repurchase Agreement Transaction Risk

Effective December 16, 2014, the following information will replace the information under the headings Subadviser and Portfolio Manager in the section titled Management on page 85 for the Fund:

Subadviser: Metropolitan West Asset Management, LLC

Portfolio Managers:

Tad Rivelle is the Chief Investment Officer and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

Laird R. Landmann is the President and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

Stephen M. Kane, CFA is a Managing Director and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

Bryan T. Whalen is a Managing Director and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

Effective December 16, 2014, the following information will replace the information for PIMCO found on page 114 under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Metropolitan West Asset Management, LLC (“MetWest”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, manages the investments of the MML Total Return Bond Fund. A team of investment professionals manages the Fund. The team consists of Tad Rivelle, MetWest’s Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm’s long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Managing Director and Generalist Portfolio Manager, and Bryan Whalen, Managing Director and Generalist Portfolio Manager, who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is a wholly-owned subsidiary of TCW Group, Inc. As of September 30, 2014, MetWest had approximately $144.4 billion in assets under management.

Tad Rivelle

is a portfolio manager of the MML Total Return Bond Fund. Mr. Rivelle, a Group Managing Director, is Chief Investment Officer, Fixed Income, overseeing over $100 billion in fixed income assets, including nearly $60 billion of mutual fund assets under the TCW and MetWest Funds brand. Prior to joining TCW, he served as Chief Investment Officer for MetWest, an independent institutional investment manager that he cofounded. The MetWest investment team has been recognized for a number of performance related awards, including Morningstar’s Fixed Income Manager of the Year. Mr. Rivelle was also the co-director of fixed income at Hotchkis & Wiley and a portfolio manager at PIMCO.

Laird R. Landmann

is a portfolio manager of the MML Total Return Bond Fund. Mr. Landmann, a Group Managing Director, is the President of MetWest and a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. Mr. Landmann currently serves on the boards of the Trust Company of the West and the Metropolitan West Mutual Funds. Mr. Landmann currently co-manages many of TCW and MetWest’s mutual funds, including the MetWest Total Return Bond Fund, the MetWest High Yield Bond Fund and the TCW Core Fixed Income Fund, and leads the fixed income group’s risk management efforts. He is a leader of the MetWest investment team that was recognized as Morningstar’s Fixed Income Manager of the Year for 2005 and has been nominated for the award eight times. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.

Stephen M. Kane, CFA

is a portfolio manager of the MML Total Return Bond Fund. Mr. Kane, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. At MetWest, Mr. Kane was responsible for leading MetWest’s AlphaTrak, Ultra Short and Liability Driven Investment (LDI) products, and he co-manages many of the firm’s mutual funds. Under his co-leadership, the MetWest investment team was recognized as Morningstar’s Fixed Income Manager of the Year for 2005. Prior to establishing MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.

Bryan T. Whalen

is a portfolio manager of the MML Total Return Bond Fund. Mr. Whalen, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest as co-head of the Securitized Products division. Prior to joining TCW, Mr. Whalen was a partner and co-head of MetWest’s Securitized Products division. Prior to joining MetWest in 2004, he was a director in the fixed income department at Credit Suisse First Boston in New York. Previously, he was a vice president at Donaldson, Lufkin & Jenrette.

Effective December 16, 2014, the following information will supplement the information in the section titled Performance for Similar Accounts found beginning on page 141:

MML Total Return Bond Fund

MetWest Prior Performance for Similar Accounts*

The bar chart illustrates the variability of returns achieved by MetWest for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.

Highest Quarter:	3Q ’09,	8.11%	Lowest Quarter:	2Q ’13,	–	2.37%

MetWest Average Annual Total Returns for Similar Accounts*

(for the periods ended December 31, 2013)

The table compares MetWest’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods.

	One Year	Five Years	Ten Years
MetWest Composite
Class II*	-0.08%	8.74%	6.18%
Service Class I*	-0.33%	8.48%	5.92%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-2.02%	4.44%	4.55%

* Performance shown is a composite of all portfolios managed by MetWest with substantially similar investment objectives, policies, and investment strategies as those of the Fund and without material client-imposed restrictions, adjusted (but not so as to increase a portfolio’s performance) to reflect the fees and expenses of the Fund’s Class II and Service Class I share classes. The investment returns assume the reinvestment of dividends, interest, and capital gains distributions. The bar chart is based on Class II expenses. The composite performance is provided solely to illustrate MetWest’s performance in managing such a portfolio and does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund. Performance shown does not reflect the fees and expenses deducted under the variable contract. The composite of portfolios was not subject to all of the investment restrictions to which the Fund is subject, including restrictions imposed by the 1940 Act and the Code, and no assurance can be given that the Fund’s performance would not have been lower had it been in operation during the periods for which composite portfolio performance information is shown. The Fund’s performance may have differed due to factors such as differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of MetWest is not indicative of future performance of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-14-13

MML SERIES INVESTMENT FUND

MML PIMCO Total Return Fund

Supplement dated December 8, 2014 to the

Summary Prospectus dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus and any previous supplements. It should be retained and read in conjunction with the Summary Prospectus and any previous supplements.

Effective December 16, 2014, the name of the MML PIMCO Total Return Fund (the “Fund”) will be changed to the MML Total Return Bond Fund.

Effective December 16, 2014, Metropolitan West Asset Management, LLC (“MetWest”) will replace Pacific Investment Management Company LLC (“PIMCO”) as subadviser to the Fund.

Effective December 16, 2014, the following information will replace the information found under the heading Annual Fund Operating Expenses in the section titled Fees and Expenses of the Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II		Service Class I
Management Fee	.50%		.50%
Distribution and Service (Rule 12b-1) Fees	N/A		.25%
Other Expenses	.19%		.19%
Total Annual Fund Operating Expenses	.69%		.94%
Fee Waiver and Expense Reimbursement	(.09%	)	(.09%	)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement(1)	.60%		.85%

(1)

The expenses in the above table reflect a written agreement by MML Advisers to (i) waive .05% of the management fees of the Fund and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2016, to the extent that Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement would otherwise exceed .60% and .85% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$61	$208	$372	$847
Service Class I	$87	$287	$508	$1,143

Effective December 16, 2014, the following information will replace the information found under Principal Investment Strategies for the Fund:

Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and Rule 144A securities. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). The subadviser focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.

The Fund may invest up to 20% of its net assets in below investment grade fixed income securities (“junk” or “high yield” bonds), including securities in default and bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if the Fund’s subadviser considers doing so would be consistent with the Fund’s investment objective.

The Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars. The Fund may also invest up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars and up to 10% of its total assets in emerging market foreign securities.

The Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to enhance the Fund’s investment return or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.

The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.

The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.

MetWest intends for the Fund’s portfolio duration to be between two to eight years. The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.

MetWest employs a value-oriented fixed income management philosophy with a goal of consistently outperforming the portfolio benchmark while maintaining volatility similar to the benchmark. The investment process is predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.

The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one year range around the benchmark the duration should be established. Then comes a determination of how the overall average duration is to be effected – with a concentration of intermediate maturity issues or a combination of long- and short-term issues. The relative value decision regarding where to overweight/underweight sectors, including governments, agencies, corporates, mortgages, or asset-backed securities, is dependent on the current market environment. Bottom-up security selection involves the day-to-day fundamental analysis of available bond market opportunities, while execution is characterized by the aggressive and informed negotiation of the prices at which transactions take place.

The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.

Effective December 16, 2014, the following information will supplement the information found under Principal Risks for the Fund:

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions may create leverage and subject the Fund to the credit risk of the counterparty.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Effective December 16, 2014, the following Principal Risks for the Fund will be deleted:

Convertible Securities Risk, Preferred Stock Risk, and Reverse Repurchase Agreement Transaction Risk

Effective December 16, 2014, the following information will replace the information under the headings Subadviser and Portfolio Manager in the section titled Management for the Fund:

Subadviser: Metropolitan West Asset Management, LLC

Portfolio Managers:

Tad Rivelle is the Chief Investment Officer and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

Laird R. Landmann is the President and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

Stephen M. Kane, CFA is a Managing Director and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

Bryan T. Whalen is a Managing Director and Generalist Portfolio Manager at MetWest. He has managed the Fund since December 2014.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PTR-14-02

MML SERIES INVESTMENT FUND

Supplement dated December 8, 2014 to the

Statement of Additional Information dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

Effective December 16, 2014, the name of the MML PIMCO Total Return Fund (the “Fund”) will be changed to the MML Total Return Bond Fund.

Effective December 16, 2014, Metropolitan West Asset Management, LLC (“MetWest”) will replace Pacific Investment Management Company LLC (“PIMCO”) as subadviser to the Fund.

Effective December 16, 2014, the following information will replace the information for the Fund found on page B-3 in the section titled General Information:

Metropolitan West Asset Management, LLC (“MetWest”), manages the investment of the assets of MML Total Return Bond.

Effective December 16, 2014, the following information will replace similar information found on page B-47 in the section titled Management of MML Trust:

MML Trust has a Board comprised of ten Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of MML Trust. The Board is generally responsible for the management and oversight of the business and affairs of MML Trust. The Trustees formulate the general policies of MML Trust and the Funds, approve contracts, and authorize MML Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of MML Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, BlackRock, Gateway, Harris, MetWest, MFS, NTI, Rainier, Templeton, T. Rowe Price, Waddell & Reed, and Wellington Management may be considered part of the management of MML Trust. The Trustees and principal officers of MML Trust are listed below together with information on their positions with MML Trust, address, age, principal occupations, and other principal business affiliations during the past five years.

The following information replaces similar information for Susan B. Sweeney found on page B-49 in the section titled Management of MML Trust:

Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Effective December 1, 2014, the following information replaces the information for Richard J. Byrne found on page B-50 in the section titled Management of MML Trust:

Jeffrey M. Dube	President of MML Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 46
Officer since 2014
Officer of 36 portfolios in fund complex

Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund II (open-end investment company).

The following information replaces similar information for Nicholas H. Palmerino found on page B-51 in the section titled Management of MML Trust:

Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Effective August 7, 2014, the following information supplements the information found on pages B-50 to B-52 in the section titled Management of MML Trust:

Brian K. Haendiges	Vice President of MML Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 54
Officer since 2014
Officer of 89 portfolios in fund complex

Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).

Effective January 1, 2015, the following information will supplement the information found on page B-57 under the heading Trustee Compensation in the section titled Management of MML Trust:

Effective January 1, 2015, MML Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $10,220 per quarter plus a fee of $1,680 per in-person meeting attended plus a fee of $1,680 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, MML Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from MML Trust.

Effective December 16, 2014, the following information will replace the information found on pages B-61 and B-62 relating to the Fund under the heading Subadvisers in the section titled Investment Advisory and Other Service Agreements:

MetWest

MML Advisers has also entered into a Subadvisory Agreement with MetWest pursuant to which MetWest serves as MML Total Return Bond’s subadviser, providing day-to-day management of the Fund’s investments. MetWest is located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is a wholly-owned subsidiary of TCW Group, Inc. As of September 30, 2014, MetWest had approximately $144.4 billion in assets under management.

MetWest also provides subadvisory services for the MassMutual Select Total Return Bond Fund, which is a series of MassMutual Select Funds, a registered open-end investment company for which MML Advisers serves as investment adviser.

The following information replaces the address for MML Distributors, LLC found on page B-68 in the first paragraph in the section titled The Distributor:

MML Distributors, LLC (the “Distributor”) is located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

Effective December 16, 2014, the following information will replace the information found on page B-70 in the section titled Codes of Ethics:

MML Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, BlackRock, Gateway, Harris, MetWest, MFS, NTI, Rainier, Templeton, T. Rowe Price, Waddell & Reed, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

Effective December 16, 2014, the following information will replace the information for PIMCO found on pages B-129 to B-137 in the section titled Appendix B—Proxy Voting Policies:

Proxy Voting Guidelines And Procedures

December 20, 2013

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. The Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote will provide a written rationale for doing so and that rationale will be in the vote notes of the proxy when it is voted. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where an employee of TCW sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.

Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	Generally for routine management proposals

•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	Generally for reasonable changes in authorized common stock

•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For amending or canceling a class or series of preferred stock

•	Against authorizing and for eliminating or amending dual or multiple classes of common stock

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•

Generally for mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Against adopting or preserving cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Generally against the concept of a classified board

•	Generally against the concept of a shareholder rights plan (poison pill)

•	Against eliminating or limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating or limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against fair price provisions

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	Against opting into a state takeover statutory provision

Compensation

•	Generally in favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Generally against making changes to board or chairman election, composition or eligibility requirements

•	Against changing the annual meeting location or date

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	Against urging the creation of a shareholder committee

•	For adopting cumulative voting

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Generally against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Generally against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	Generally for the creation of a compensation and a nominating committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Generally for proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•	Generally against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

Effective December 16, 2014, the following information will replace the information for PIMCO found on pages B-182 to B-184 in the section titled Appendix C—Additional Portfolio Manager Information:

Metropolitan West Asset Management, LLC

The portfolio managers of MML Total Return Bond are Tad Rivelle, Laird Landmann, Stephen Kane, and Bryan Whalen.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Tad Rivelle
Registered investment companies**	27	$58,899.7 million	2	$205.3 million
Other pooled investment vehicles	31	$4,326.5 million	26	$2,785.4 million
Other accounts	234	$28,362.0 million	6	$2,717.4 million

Laird R. Landmann
Registered investment companies**	26	$52,718.5 million	1	$ 200.2 million
Other pooled investment vehicles	31	$4,326.5 million	26	$2,785.4 million
Other accounts	234	$28,443.2 million	6	$2,717.4 million

Stephen M. Kane, CFA
Registered investment companies**	28	$52,717.6 million	2	$205.3 million
Other pooled investment vehicles	33	$5,110.7 million	27	$3,176.9 million
Other accounts	234	$28,443.2 million	6	$2,717.4 million

Bryan T. Whalen, CFA
Registered investment companies**	24	$58,875.3 million	1	$200.2 million
Other pooled investment vehicles	31	$4,326.5 million	26	$2,785.4 million
Other accounts	232	$26,652.3 million	6	$2,717.4 million

*	The information provided is as of September 30, 2014.
**	Does not include MML Total Return Bond.

Ownership of Securities:

As of September 30, 2014, the portfolio managers did not own any shares of MML Total Return Bond.

Conflicts of Interest:

As a member of TCW, MetWest is subject to TCW’s Code of Ethics, which has been designed to minimize conflicts of interest between clients and its investment personnel. MetWest also reviews potential conflicts of interest through its Trading and Allocation Committee.

Compensation:

MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Total Return Bond Fund. The following information relates to the period ended September 30, 2014.

Since MetWest is a subsidiary of The TCW Group, Inc. (“TCW”), MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below.

TCW’s ability to attract and retain high-quality investment professionals can be attributed to a compensation philosophy implemented via an incentive-based structure that aligns employee performance and contributions with client and shareholder objectives. Most importantly, key personnel are equity holders and a significant objective of TCW’s management is to expand the number of employee stockholders.

Generally, TCW investment professionals are remunerated through a base salary and performance-based compensation bonus. Individuals are evaluated upon (1) individual performance, (2) contributions to the efforts of the overall team, and (3) the success of the Firm. Given that client portfolios are managed on a team basis to capture the collective best thinking of TCW’s investment professionals, there are neither specific “rewards” conferred on individuals for outperformance, or “penalties” imposed for underperformance, with respect to the index returns. The discretionary bonus component is based on the Generalists determination of individual contributions to the process of overall management of the portfolios.

Contributions to the collective efforts are critical as the management of client portfolios is conducted on a team basis to capture the best ideas in the process of constructing portfolios. Finally, the Firm’s success signals that stakeholder objectives in the aggregate are being achieved, with equity ownership a desirable means to provide and receive compensation.

As mentioned, to foster continuity, highly-valued investment professionals are enfranchised as stakeholders with ownership via equity distribution and incremental vesting. As a result of the 2013 acquisition of TCW by The Carlyle Group and TCW management, TCW employees and management will own approximately 40% of the Firm on a fully diluted basis. Employee ownership aligns employee interests with those of the Firm and the Firm’s clients.

Also, as part of the recent transaction, key investment professionals renewed/extended employment contracts which incorporate compensation incentives with associated employment and performance requirements, as well as non-compete/non-solicitation provisions.

To assess the competitiveness of TCW’s compensation practices, the Firm conducts annual salary surveys to review benchmark and compensation ranges, both on a national and a regional basis. According to McLagan Partners, a leading compensation consultant in the industry, these studies have shown that the Firm is, on average, above the median in terms of salaries and total compensation provided to its employees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L7352-14-07

MML SERIES INVESTMENT FUND

Supplement dated December 8, 2014 to the

Statement of Additional Information dated May 1, 2014

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.

The following information replaces similar information for Susan B. Sweeney found on page B-50 in the section titled Management of MML Trust:

Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Effective December 1, 2014, the following information replaces the information for Richard J. Byrne found on page B-51 in the section titled Management of MML Trust:

Jeffrey M. Dube	President of MML Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 46
Officer since 2014
Officer of 36 portfolios in fund complex

Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund II (open-end investment company).

The following information replaces similar information for Nicholas H. Palmerino found on page B-51 in the section titled Management of MML Trust:

Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Effective August 7, 2014, the following information supplements the information found on pages B-51 and B-52 in the section titled Management of MML Trust:

Brian K. Haendiges	Vice President of MML Trust
100 Bright Meadow Blvd.
Enfield, CT 06082
Age: 54
Officer since 2014
Officer of 89 portfolios in fund complex

Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).

Effective January 1, 2015, the following information will supplement the information found on page B-57 under the heading Trustee Compensation in the section titled Management of MML Trust:

Effective January 1, 2015, MML Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $10,220 per quarter plus a fee of $1,680 per in-person meeting attended plus a fee of $1,680 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee, and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, MML Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from MML Trust.

The following information replaces the address for MML Distributors, LLC found on page B-76 in the first paragraph in the section titled The Distributor:

MML Distributors, LLC (the “Distributor”) is located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8086-14-03